STANDARD OFFICE LEASE

THIS INDENTURE OF LEASE, made on the 24th day of July, 2014, by and between the INVESTMENTS LIMITED, as agent for the property owner, whose mailing address is 215 North Federal Highway, Suite 1, Boca Raton, Florida 33432, hereinafter called the “Landlord” which term shall include its successors and assigns wherever the context so requires or admits, and PIZZA FUSION HOLDINGS INC., a Florida formed corporation, hereinafter called the “Tenant” which term shall include their successors or assigns wherever the context so requires or admits

W I T N E S S E T H:

1. LEASED PREMISES.

That for and in consideration of the payment from time to time of the rents hereinafter stipulated and for and in consideration of the performance of the covenants hereinafter contained by the Tenant to be kept and performed, the Landlord has leased, let and demised and by these presents does lease, let and demise unto the Tenant, and the Tenant accepts from the Landlord, those certain Leased Premises, located at 399 NW 2nd Avenue, Suite 216, Boca Raton, FL 33432, in the County of Palm Beach, and the State of Florida, herein called “the Leased Premises,” which Leased Premises is deemed to consist of an area 1,950 square feet, herein called the “Rentable Square Feet”. Prior to execution of this Lease, the Tenant has had the opportunity to measure the Leased Premises and unequivocally accepts for all purposes, where utilized in this Lease, the Rentable Square Feet of the Leased Premises as set forth in this Section.

2. TERM.

A.	Initial Term.

The term of this lease shall be for a period of two (2) years (the “Initial Term”), commencing on August 1st, 2014 (hereafter the “Lease Commencement Date”) and terminating on July 31st, 2016 (hereafter the “Lease Termination Date”).

B.	Option Term.

Provided Tenant pays rent timely by the fifth day of each month, gives ninety days prior written notice to renew and is otherwise not in default of the Lease, Tenant shall have the option to renew this Lease for a consecutive period of two years (an “Option Term”) at the same terms, conditions and escalators as set forth in the Lease.

3. BASE RENT.

Commencing on August 1st, 2014 (the “Rent Commencement Date”), Tenant shall pay Landlord, at the office or such other place as Landlord may from time to time designate as “Base Rent” for the Leased Premises during the term of this Lease, without any deduction or set off, in equal monthly installments in advance, on the first day of each calendar month as follows:

BASE RENT, YEAR ONE: $2,200.00 PER MONTH

Notwithstanding anything to the contrary contained herein, in the event the Commencement Date is other than the first day of a calendar month, then Tenant shall pay to Landlord on the Commencement Date a sum equal to the per diem Monthly Rent for the month in which the Commencement Date shall occur multiplied by the number of days from the Commencement Date to the last day of the First Month, both inclusive, plus the Monthly Rent for the next calendar month (said period of time hereafter referred to as the “First Month”). Such per diem payment and the first Monthly Rent payment shall constitute payment of Monthly Rent from the Commencement Date to the last day of the month next succeeding the First Month, both inclusive.

Thereafter, if the monthly rent is not paid by the fifth (5th) day of any month, then a ten percent late fee will be charged for all rents received after the fifth of the month, due and payable automatically as additional rent, without the necessity of notice to Tenant of such charge. Tenant acknowledges that a fee equal to five (5%) of the amount of the check shall be charged on all returned checks, as an administrative fee, and shall be payable as “additional rent”.

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4. ADDITIONAL CHARGES.

A. In addition to the Base Rent charges set forth in Section 3 above, Tenant shall also pay Tenant’s proportionate share of (i) real estate taxes (and assessments, if any); (ii) insurance expense; and (iii) common area expenses (the foregoing charges hereinafter “Additional Rent”) as defined specifically below, currently estimated for the current calendar year as follows, and which shall be considered, for purposes of default, as Additional Rent:

Fixed ADDITIONAL RENT CHARGES, YEAR ONE: $1,200.00 PER MONTH

i) Real Estate Taxes and Assessments. For each calendar year, or part thereof during the term of this Lease, Tenant shall pay its proportionate share of all real estate taxes and assessments, levied and assessed against the land, buildings, and all other improvements within the property. Tenant’s proportionate share shall be the total amount of such taxes and assessments, multiplied by a fraction, the numerator of which shall be the Rentable Square Feet within the Leased Premises, and the denominator of which shall be the rentable square feet or rentable floor area within all buildings in the property at the time such taxes were levied or assessed.

Said real estate taxes and assessments shall be paid by the Tenant to the Landlord in equal monthly installments on the first day of each calendar month during the Term of this Lease. Said charges shall be based upon Landlord’s estimated costs for the real estate taxes and assessments for the Calendar Year. The amount due for all partial Calendar Years shall be prorated on a per diem basis

ii) Municipal, County, State or Federal Taxes, Excluding Real Estate Taxes. Tenant shall pay all taxes including but not limited to any such taxes assessed against any leasehold interest of Tenant or any fixtures, furnishings, equipment, stock-n-trade or other personal property of any kind owned, installed or used in or on the Leased Premises, and any excise, sales or similar tax levied or assessed for any rent or additional rental item paid by or on behalf of Tenant.

iii) Insurance. Tenant agrees to reimburse Landlord his proportionate share (computed the same as in Subsection 4(A)(i) of the total cost of premiums for Landlord’s insurance coverages (excluding the amount thereof attributable to insuring the Common Areas, for which provision has been made in Subsection 4(A)(iv). Said insurance reimbursements shall be paid by the Tenant to the Landlord in equal monthly installments on the first day of each calendar month during the Term of the Lease. Said charges shall be based upon Landlord’s estimated costs for the insurance reimbursements for the Calendar Year. The amount due for all partial Calendar Years shall be prorated on a per diem basis.

iv) Common Area Expenses. Tenant agrees to pay to Landlord in the manner hereinafter provided, Tenant’s proportionate share of all costs and expenses of every kind and nature paid or incurred by Landlord in operating, equipping, policing and protecting, lighting, providing sanitation and sewer and other services for insuring, repairing, replacing and maintaining the common areas and all other facilities used in the maintenance or operation of the property. Such costs and expenses shall include, but shall not be limited to, the cost of: illumination and maintenance of signs, refuse disposal, water, gas, sewage, electricity and other utilities (without limitation), including any and all usage, service, hook-up, connection, availability and/or stand by fees or charges pertaining to same; maintenance and operation of any temporary or permanent utility, compliance with rules, regulations and orders of governmental authorities pertaining to air pollution control, including the cost of monitoring air quality, landscaping, cleaning, lighting, striping and landscaping; curbs, roof, gutters, sidewalks, drainage and irrigation ditches, conduits, pipes located on or adjacent to the property; premiums for liability, casualty, and property insurance; personal property taxes; licensing fees and taxes; audit fees and expenses, management fees, supplies; depreciation of maintenance equipment used in the operation or maintenance of the common areas; total compensation and benefits (including premiums for workmen’s compensation and other insurance) paid to or on behalf of employees involved in the performance of the work specified in this Section. Tenant’s proportionate share shall be the total amount of such common area expenses described in this Section 4, multiplied by a fraction, the numerator of which shall be the Rentable Square Feet within the Leased Premises, and the denominator of which shall be the rentable square feet or rentable floor area within all buildings in the center at the time such expenses are incurred, except however those charges or fees due under agreements which may be based on rents, square footage, unit, item, or the like shall be billed to Tenant on such a schedule.

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Tenant’s proportionate share of such costs and expenses for each lease year shall be paid in monthly installments on the first day of each calendar month, in advance, in an amount estimated by Landlord from time to time.

B. Rental Taxes. In addition to, and without limiting the foregoing, should any governmental taxing authority levy, assess, or impose any tax, excise or assessment (other than an income or franchise tax) upon or against the rentals payable by Tenant to Landlord, either by way of substitution for or in addition to any existing tax on land and buildings or otherwise, Tenant shall pay any such tax, excise or assessment thereof.

C. Subsequent to the end of each lease year, Landlord shall furnish Tenant with a statement of the actual amount of Tenant’s proportionate share of such cost and expenses incurred under this Section for such period. If the total amount paid by Tenant under this Section for any such year shall be less than the actual amount due from Tenant for such year as shown on such statement, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due, such deficiency to be paid within ten (10) days after the furnishing of such statement, and if the total amount paid by Tenant hereunder for any such year shall exceed such actual amount due from Tenant for such year, such excess shall be credited against the next installment due from Tenant to Landlord under this Section.

Notwithstanding anything to the contrary contained in this Lease, the Additional Rent shall be limited to a maximum increase of five (5%) percent per annum.

5. INCREASES IN BASE RENT.

In the event this Lease is for a period exceeding one year, upon each lease anniversary, the Base Rent shall increase by five percent per annum. Upon each adjustment of rent during the term of this Lease, Tenant shall be required to deposit the difference between one months’ rent at the new rental rate and one months’ rent at the rental rate for the previous lease year.

“Lease Year” shall mean a period of twelve (12) consecutive full calendar months. The first Lease Year shall begin on the Lease Commencement Date, if that date occurs on the first day of a calendar month; otherwise, the first Lease Year shall begin on the first day of the first calendar month after the lease commencement Date. Each succeeding Lease Year shall begin on the anniversary of the First Lease year.

6. USE OF LEASED PREMISES.

Tenant shall be permitted to use the Premises for its Permitted Use at no additional cost to Tenant. “Permitted Use” shall be defined as a GENERAL OFFICE and all uses incidental thereto. Tenant shall diligently and in good faith take all actions necessary to obtain, comply with and keep in effect all authorizations, licenses, certificates, approvals and other permits necessary to operate the Leased Premises. Tenant shall comply with all laws, ordinances, codes, etc., of governmental authority having jurisdiction over the Leased Premises. If Tenant’s use of the Leased Premises should at any time during the term of the Lease be prohibited by law or ordinance or other governmental regulation, or prevented by injunction, this Lease shall not be thereby terminated, nor shall Tenant be entitled by reason thereof to surrender the Premises or to any abatement or reduction in rent, nor shall the respective obligations of the parties hereto be otherwise affected.

Tenant shall not at any time use or occupy the Leased Premises, or suffer or permit anyone to use or occupy the Leased Premises, or do anything in the Leased Premises, or suffer or permit anything to be done in, brought into or kept on the Leased Premises, which in any manner in the sole discretion of Landlord (a) violates the Certificate of Occupancy for the Leased Premises or for the property, (b) causes or is liable to cause injury to the Leased Premises or the property or any equipment, facilities or systems therein, (c) constitutes a violation of the laws and requirements of any public authorities or the requirements of insurance bodies, (d) impairs or tends to impair the character, reputation or appearance of the property as a community office complex, (e) impairs or tends to impair the proper and economic maintenance, operation and repair of the property and/or its equipment, or systems, (f) annoys or inconveniences or tends to annoy or inconvenience other tenants or occupants of the center; (g) constitutes a nuisance, public or private, or violates any environmental law, ordinance or regulation, or (h) discharges objectionable fumes, vapors or odors into other leased premises or otherwise in such a manner as to offend or inconvenience the other tenants or occupants of the building, or (i) is inconsistent with the occupational license issued by any governmental authority. Tenant shall timely obtain all occupational licenses required for the use, employment or occupation of any persons occupying or employed within the Leased Premises.

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Tenant hereby accepts the Leased Premises “as is”, where “as is” condition with all faults, if any, and without any warranty or representation of the Landlord either expressed or implied, and in the condition existing on the Commencement Date. Landlord has made no inquiries about and makes no representation (express or implied) concerning whether Tenant’s proposed use of the Leased Premises is permitted under applicable law, including applicable land use and zoning laws; should Tenant’s proposed use be prohibited, Tenant shall be obligated to comply with applicable law and this Lease shall nevertheless remain in full force and effect. Tenant further acknowledges that Landlord shall have no obligation to make any alterations or installations or otherwise prepare the Leased Premises for Tenant’s intended use.

Tenant agrees to comply with and abide by the Rules and Regulations attached hereto and made a part hereof as Exhibit “B” as adopted and amended from time to time by Landlord. Nothing contained in this Lease shall be construed to impose upon Landlord any duty or obligation to enforce the Rules and Regulations against any other tenant or any employees or agents of any other tenant, and Landlord shall not be liable to Tenant for violation of the Rules and Regulations by any other tenant or its employees, agents, invitees or licensees.

7. UTILITIES.

A. The Tenant will provide, at its own cost, all necessary facilities within the Leased Premises. Landlord shall not be responsible for providing any meters or other devices for the measurement of utilities supplied to the Leased Premises. Where necessary, Tenant shall make application for and arrange for the installation of all such meters or other devices.

B. The Landlord shall not be liable to Tenant in damages or otherwise if any one or more of said utility services or obligations hereunder is interrupted or terminated because of necessary repairs, installations, construction and expansion, non payment of utility charges due, or any other cause beyond Landlord’s reasonable control. No such interruption or termination of utility service shall relieve Tenant from any of its obligations under this Lease.

C. Electric Charges. Commencing with the date on which Landlord delivers the Leased Premises to Tenant, Tenant shall pay directly to utility provider for electric current and all other utilities required for the proper operation of Tenant’s business. If Tenant fails to pay said charges within thirty days after same shall become due, Landlord, at its sole and absolute option, may consider Tenant to be in default.

D. Water and Sewer Charge. Water and sewer service provided to the Leased Premises are measured by a meter covering the entire building or center. Tenant agrees to pay for its proportionate share of the cost for such services to the entire building. Such water and sewer charges will be payable as Additional Rent in accordance with Section 4 above.

8. SECURITY DEPOSIT.

A. Upon the commencement date of this Lease, Tenant’s previous lease shall be terminated and any pre-paid rents, deposits and monies owed shall be transferred to this Lease. Tenant’s security deposit (in the amount of $4,833.60) shall be security for the full and faithful performance by the Tenant of all the terms, covenants, and conditions of this lease upon the Tenant’s part to be performed, which said security deposit shall be returned to the Tenant after the time fixed as the expiration of the term hereof, provided the Tenant has fully and faithfully carried out all of said terms, covenants and conditions on the Tenant’s part to be performed. Landlord shall have the right, but not the obligation, to apply any part of said deposit to cure any default of the Tenant, and without prejudice to any other remedy Landlord may have on account thereof, and, if the Landlord does so, Tenant shall, upon demand, deposit with Landlord the amount so applied so that the Landlord shall have the full deposit on hand at all times during the term of this lease. Tenant’s failure to pay to Landlord a sufficient amount to restore said security to the original sum deposit within five (5) days after receipt of demand therefore shall constitute a breach of this Lease. No interest shall be paid by the Landlord to the Tenant on such security deposit. Should Tenant comply with all of said terms, covenants, and conditions and promptly pay all of the rental herein provided for as it falls due, and all other sums payable by the Tenant to the Landlord hereunder, the said deposit shall be returned to the Tenant within thirty (30) days after Landlord’s inspection of the Leased Premises.

B. In the event of bankruptcy or other creditor or debtor proceedings against the Tenant, all security shall be deemed to be applied first to the payment of rent and other charges due Landlord for all periods prior to the filing of such proceedings.

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C. In the event of a sale of the building or a lease of the land on which it stands, subject to this Lease, the Landlord shall have the right to transfer the security to the vendee or lessee and the Landlord shall be considered released by the Tenant from all liability for the return of such security and the Tenant shall look to the new landlord solely for the return of the said security and it is agreed that this shall apply to every transfer or assignment made of the security to a new Landlord. The security deposit under this Lease shall not be mortgaged, assigned, transferred, or encumbered by the Tenant without the prior written consent of the Landlord and may be co-mingled with other funds of Landlord.

9. PARKING AND COMMON USE AREAS AND FACILITIES.

Landlord grants to Tenant, in common with other tenants and other occupants in the property, and their agents, employees, and customers and persons doing work for or business in the center, the right to use the “common areas” consisting of the parking areas, roadways, pathways, sidewalks, hallways, stairwells, elevators, entrances and exits and other areas and facilities designated for common area use in the property containing the Leased Premises.

The common areas shall be subject to the exclusive control and management of Landlord and Landlord shall have the right to establish, modify, change and enforce rules and regulations with respect to the common areas and Tenant agrees to abide by and conform with such rules and regulations. The right of customers to use the parking facilities shall apply only while they are doing business in the building. Tenant shall not park any trucks or delivery vehicles in the parking areas, nor permit delivery of supplies or merchandise at any place other than that designated by Landlord.

10. LICENSE.

All common areas and facilities not within the Leased Premises, which Tenant may be permitted to use and occupy, are to be used and occupied under a revocable license, and if any such license be revoked, or if the amount of such areas be diminished, Landlord shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent, nor shall such revocation or diminution of such areas be deemed constructive or actual eviction.

11. TENANT’S WORK.

If the Leased Premises are not yet constructed or are reconstructed, then the Leased Premises shall be a vacant shell. All leasehold improvements shall be Tenant’s obligation. Tenant shall submit plans and specifications for leasehold improvements prior to construction of same. Landlord shall have ten (10) days to approve or disapprove of same, which approval shall not be unreasonably withheld.

12. REPAIRS.

Landlord shall not be required to make any repairs, replacements or improvements of any kind upon the Leased Premises except for necessary exterior structural repairs. Tenant shall, at its sole cost and expense, repair or replace, as necessary, and maintain in good and operational order and condition, the interior of the Leased Premises, structural or otherwise, the fixtures and equipment therein and appurtenances thereto, including, but not limited to, the exterior and interior windows, store front windows (if applicable), doors and entrances, signs, floor coverings, interior walls, columns and partitions, lighting (including replacement of light bulbs), plumbing, and air conditioning (including ductwork). Tenant shall also be solely responsible for the cost of installation and maintenance of all voice and data lines (including but not limited to any costs related to any installation of conduit lines leading to and from the Leased Premises). Notwithstanding the above, Tenant shall have the benefit of any warranties passed to Landlord and honored by the vendor or manufacturer during the term of such warranty.

Tenant, at its own expense shall maintain an annual service contract for the air conditioning unit and shall immediately provide a copy to Lessor. Tenant shall provide a copy of said service contract to Landlord within thirty days of Lease commencement. Failure to timely provide such service contract is deemed a default under the lease. In addition, if Tenant elects to install hurricane shutters within the Leased Premises, Tenant shall be solely responsible for the cost of same.

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13. SUBORDINATION, ESTOPPEL CERTIFICATE AND ATTORNMENT.

Tenant agrees that this Lease shall be subordinate to any mortgage or mortgages or the lien resulting from any financing or refinancing now or hereafter in force against the land and buildings or which the Leased Premises are a part. This shall be self operative and no further instrument of subordination shall be required by any mortgagee. However, the Tenant, upon request of any party in interest, shall execute promptly such instrument of certificates to carry out the intent hereof as shall be required by the Landlord. Tenant hereby irrevocably appoints Landlord as Attorney in Fact for the Tenant with full power and authority to execute and deliver, in the name of the Tenant, any such instrument or certificates. If, ten (10) days after the date of a written request by Landlord to execute such instruments, Tenant shall not have executed the same, the Landlord may at its option cancel this Lease without incurring any liability on account thereof and the term hereby granted is expressly limited accordingly. Within ten (10) days after request therefore by Landlord, or in the event that upon any sale, assignment or hypothecation of the Leased Premises and/or the land thereunder by Landlord an estoppel certificate shall be required from the Tenant, the Tenant agrees to deliver, in recordable form, an estoppel certificate to any proposed mortgagee or purchaser or to the owner certifying and stating as follows: (a) this Lease has not been modified or amended (or if modified or amended, setting forth such modifications or amendments); (b) this Lease as so modified or amended is in full force and effect or if not in full force and effect, the reasons therefore; (c) Tenant has no offsets or defenses to its performance of the terms and provisions of this Lease, including the payment of rent, or if there are any such defenses or offsets, specifying the same; (d) Tenant is in possession of the Leased Premises, if such be the case; (e) if an assignment of rents or leases has been served upon Tenant by a mortgagee or prospective mortgagee, Tenant has received such assignment and agrees to be bound by the provisions thereof; and (f) any other accurate statements reasonably required by Landlord, any prospective landlord or Landlord’s mortgagee or prospective mortgagee. It is intended that any such statement delivered pursuant to this subsection may be relied upon by any prospective purchaser or mortgagee and their respective successors and assigns and Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by any misstatement contained in such estoppel certificate. At the option of the Landlord or any successor Landlord or the holder of any mortgage affecting the fee of the Leased Premises, Tenant agrees that neither the cancellation nor termination of any underlying ground lease to which this Lease is now or may hereafter become subject or subordinate, nor any foreclosure of a mortgage affecting the fee title of the Leased Premises, or the institution of any suit, action, summary or other proceeding by the Landlord herein or any successor. Tenant covenants and agrees to attorn to the Landlord or to any successor to the Landlord’s interest in the Leased Premises, or to such holder of such mortgage or ground or underlying lease or to the purchaser of the mortgaged premises in foreclosure.

14. ASSIGNMENT AND SUBLETTING.

Tenant agrees not to sell, assign, mortgage, pledge or in any manner transfer this Lease or any estate or interest thereunder and not to sublet the Leased Premises or any part or parts thereof and not to permit any licensee or concessionaire therein without the previous written approval or consent of the Landlord in each instance; such approval shall not be unreasonably withheld provided the proposed successor in interest has demonstrated credit worthiness, ability, and experience to carry out the obligations under the Lease. Tenant shall be subject to a change of tenancy fee equal to one month’s full rent, payable at the time of Landlord’s consent to assignment, plus any costs incurred by the Lessor including but not limited to attorney’s fees and Court costs, resulting from any such assignment. Before written approval or consent shall be given of any assignment or sublease of the Leased Premises, Landlord, in its sole discretion, shall have the option to require Tenant or subtenant to renegotiate any or all terms (including but not limited to the Minimum Rent) of this Lease. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent to any subsequent assignment or subletting. This prohibition against assigning or subletting shall be construed to include an assignment or subletting by operation of law. If this Lease be assigned or the Leased Premises or any part thereof be sublet or occupied by anybody other than the Tenant, Landlord may collect rent from the assignee, subtenant or occupant and apply the net amount collected to the rent herein reserved, but no such assignment, subletting, occupancy, or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, subtenant or occupant as Tenant or release of Tenant from the further performance by Tenant of the covenants on the part of Tenant herein contained. Notwithstanding any assignment or subleases, Tenant shall remain fully liable on this Lease and shall not be released from performing any of terms, covenants and conditions of this Lease.

If Tenant is a corporation or any other entity that is not a natural person, the provisions of this Section 14 shall apply to a transfer (including one or more transfers) of a majority of the stock or ownership interest of Tenant, as if such transfer of a majority of the stock or ownership interest of the Tenant is an assignment of this Lease. Any such transfer without the prior written consent of the Landlord shall, at the option of Landlord, be deemed a default by Tenant under this Lease and Landlord shall have all the rights and remedies granted to it hereunder and by law in case of default.

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15. INSURANCE AND INDEMNITY.

Tenant agrees to maintain, during the term of this Lease, (i) insurance against loss or damage to the plate glass, (ii) fire and windstorm insurance covering the contents of the Demised Premises and all the trade fixtures, (iii) public liability insurance in the minimum amount of One Million Dollars protecting Landlord and Tenant against any liability whatsoever occasioned or happening on or about the Leased Premises or any appurtenance thereto, and (iv) rent insurance covering all risk coverage, including, but not limited to the perils of fire, extended coverage and vandalism, in an amount of at least three months rental. Any such policy shall name Landlord as a first named additional insured. Tenant shall, at the beginning of the term and at all times thereafter, and at least thirty days before the expiration of any current policy, deliver to Lessor certificates issued by the insurer evidencing that said insurance and renewal(s) is in force, the premiums paid, and same is not cancelable or modifiable except upon thirty days’ prior written notice to Lessor.

Tenant shall defend, indemnify and hold the Landlord harmless from and against any and all claims, suits, loss, cost and liability including Landlord’s attorney’s fees on account of injury or death of persons or damage to property, or for liens on the Leased Premises, caused by a happening in connection with the Leased Premises (including the adjacent sidewalk or driveways and common areas) or the condition, maintenance, possession or use thereof or the operations thereon. Landlord shall not in any event whatsoever be liable for any injury to any property or to any property belonging to Tenant any person which may be caused by fire or breakage, or by the use, misuse or abuse of any of the elevators, hatches, openings, installations, stairways or hallways, or which may arise from any cause whatsoever, unless due to the gross negligent acts or omissions of Landlord or its agents. Tenant fully understands that it is the Tenant’s sole responsibility to carry insurance and to look to that insurance as Tenant’s property or to the building. Lessor shall not be liable for any failure of water supply, gas or electric current, nor for any injury or damage to any property or any person or to the premises caused by or resulting from gasoline, oil, steam, gas, electricity, or hurricane, tornado, flood, wind or similar storms or disturbances, or water, rain or snow which may leak or flow from the street, sewer, gas mains or subsurface therein, or from any part of the premises, or building, or leakage of gasoline or oil from pipes, appliances, sewer or plumbing works therein, or from any other place, nor for interference with light or other incorporeal hereditaments by any person, or caused by any public or quasi-public work.

16. SIGNS, FIXTURES, ALTERATIONS.

A. All fixtures installed by Tenant shall be new or completely reconditioned. Tenant shall not make or cause to be made any alterations, additions or improvements or install or cause to be installed any trade fixtures, exterior signs, floor covering, interior or exterior lighting, plumbing fixtures, or make any changes to the Leased Premises without first obtaining Landlord’s written consent and approval, which consent and approval shall be in the sole and absolute discretion of the Landlord. Tenant shall present to the Landlord plans and specifications for such work at the time approval is sought. Tenant shall only install signs which are approved by Landlord and the City of Boca Raton and said signs shall be in conformance with Landlord’s criteria for signage. Tenant shall pay for all costs of signs including installation, maintenance, and costs of obtaining any necessary governmental permits or approvals. Tenant shall not place any signs or other promotional material on or in windows of Leased Premises. Any signs shall comply with the sign plan established by Landlord, and shall be at the sole expense of Tenant.

B. All trade fixtures installed by Tenant shall remain the property of the Tenant and be removable at any time, provided Tenant be not in default at the time, and Tenant shall promptly, at its own expense, repair any damage to the Leased Premises in removing such trade fixture(s).

C. All improvements and alterations shall be done in a workmanlike manner in keeping with all building codes and regulations and in no way harm the structure of the Leased Premises, provided that at the expiration of this Lease or any extension thereof, Tenant, at its expense, restores the within leased premises to its original condition and repairs any damage to the premises resulting from the installation or removal of such partitions, fixtures, or equipment as may be installed by Tenant if requested to do so by Landlord.

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D. The Landlord reserves the right, before approving any such changes, additions, or alterations, to require the Tenant to furnish it a good and sufficient bond, conditioned that will save Landlord harmless from the payment of any claim, either by way of damages or liens. All of such changes, additions or alterations shall be made solely at the expense of Tenant; and the Tenant agrees to protect, indemnify and save harmless the Landlord on account of any injury to third persons or property, by reason of any such changes, additions or alterations, and to protect, indemnify and save harmless the Landlord from the payment of any claim of any kind or character on account of bills for labor or material in connection therewith.

All alterations, decorations, additions and improvements made by the Tenant or made by the Landlord on the Tenant’s behalf by agreement under this Lease, shall remain the property of the Landlord for the term of this Lease, or any extension or renewal thereof. Such alterations, decorations, additions and improvements shall not be removed from the Leased Premises without prior consent in writing from the Landlord. Upon expiration of this Lease, or any renewal term thereof, the Landlord shall have the option of requiring the Tenant to remove all such alterations, decorations, additions and improvements and restore the Leased Premises. By removing all of Tenant’s trade fixtures, leased equipment and any alterations or improvements which Landlord requests to be removed before surrendering the premises as aforesaid. Tenant’s obligation to observe or perform this covenant shall survive the expiration or other termination of the term of the Lease. If the Tenant fails to remove such alterations, decorations, additions and improvements and restore the Leased Premises, then such alterations, decorations, additions and improvements shall become the property of the Landlord and in such event, should Landlord so elect, Landlord may restore the Lease Premises to its original condition for which cost, with allowance for ordinary wear and tear, Tenant shall be responsible and shall pay promptly upon demand. Upon expiration of the Lease, provided Tenant is not in default, Tenant may remove from the Leased Premises Tenant’s trade fixtures, furniture and equipment. NOTWITHSTANDING ANYTHING TO THE CONTRARY, LANDLORD SHALL GRANT TENANT THE RIGHT TO PLACE A SIGN AT THE EAST SIDE OF THE BUILDING FACING EAST AT TENANTS SOLE EXPENSE, SUBJECT TO APPROVAL BY THE CITY OF BOCA RATON.

17. WASTE, NUISANCE, TRASH.

Tenant shall not commit or suffer to be committed any waste upon the Leased Premises or any nuisance or other act or thing which may disturb the quiet enjoyment of any other tenant in the building in which the Leased Premises may be located or which may disturb the quiet enjoyment of any person within five hundred (500) feet of the boundaries of the property.

Tenant shall keep the Leased Premises and all glass and doors clean. Tenant agrees that the Leased Premises shall be kept free of pests, rodents, and insects. At any time during the term of this Lease, Landlord, at its sole and absolute discretion, may require Tenant to maintain an annual pest control maintenance contract for said Premises. Tenant’s failure to provide Landlord with a copy of such maintenance agreement within thirty days of Landlord’s request of such, shall be deemed a default under this Lease. Tenant shall not permit trash, garbage or refuse to be accumulated and to keep same in proper containers on the interior until they are properly removed. Tenant shall keep all mechanical apparatus free from vibration and noise which may be transmitted beyond the confines of the Leased Premises and to avoid causing objectionable odors emanating from the Leased Premises.

18. POSTING.

That for the period of three (3) months prior to the expiration of this Lease or any renewal thereof, Landlord shall have the right to show the Leased Premises and all parts thereof to prospective tenants between the hours of 9:00 A.M. and 5:00 P.M. by appointment only on any day except Sunday and any legal holiday on which Tenant shall not conduct business.

19. GOVERNMENT REGULATIONS AND ENVIRONMENTAL CONDITIONS.

A. Tenant shall, at Tenant’s sole cost and expense, comply with all of the requirements of all county, municipal, state, federal and other applicable governmental authorities, now in force or which may hereafter be in force, pertaining to the said Leased Premises, and shall faithfully observe in the use of the Leased Premises all municipal and county ordinances and state and federal statutes now in force or which may hereafter be in force.

B. Testing and Remedial Work. Landlord may conduct tests on or about the Leased Premises for the purpose of determining the presence of any Environmental Condition. If such tests indicate the presence of an Environmental Condition on or about the Leased Premises which occurs or is contributed to during the Lease term, Tenant shall, in addition to its other obligations hereunder, reimburse Landlord for the cost of conducting such tests. Without limiting Tenant’s liability under Section 22 hereof, in the event of any such Environmental Condition, Tenant shall promptly and at its sole cost and expense, take any and all steps necessary to remedy the same, complying with all provisions of applicable law or at Landlord’s election, reimburse Landlord for the cost to Landlord of remedying the same. The reimbursement shall be paid by Tenant to Landlord in advance of Landlord’s performing such work based upon Landlord’s reasonable estimate of the cost thereof, and upon completion of such work by Landlord, Tenant shall pay to Landlord any shortfall promptly after Landlord bills Tenant therefor, or Landlord shall promptly refund to Tenant any excess deposit, as the case may be.

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20. DESTRUCTION OF LEASED PREMISES.

If the Leased Premises or any part thereof shall be damaged by fire or other casualty, this Lease and all of the terms, covenants and conditions hereof shall, subject to the provisions hereinafter set forth, continue in full force and effect. The Tenant shall give prompt notice of such damage or casualty to Landlord, and Landlord shall, subject to the provisions of this paragraph hereafter set forth, upon receiving such notice, proceed, with reasonable diligence and in a manner consistent with the provisions of any underlying leases and mortgages, to repair, or cause to be repaired, such damage, and if the Leased Premises shall be rendered untenantable by reason of such damage, the fixed minimum rent shall be abated for the period from the date of such damage to the date when the damage shall have been repaired as aforesaid; provided, however, that if Landlord shall be unable to collect the insurance proceeds applicable to such damage because of some action or inaction on the part of Tenant, or the employees, licensees, or invitees of Tenant, the cost of repairing such damage shall be paid by Tenant and there shall be no abatement of rent. Tenant acknowledges and agrees that Landlord will not carry insurance of any kind on Tenant’s furniture or furnishings or on any trade fixtures, equipment, improvements or appurtenances removable by Tenant under the provisions of this Lease, and that Landlord shall not be obligated to repair any damage thereto or replace the same. Landlord shall not be liable for any inconvenience or annoyance in any way from such damage or the repair thereof.

In the event that the Leased Premises or the building(s) shall be damaged substantially or destroyed by such fire or other casualty during the last year of the term of this lease, or of any renewal term, then Landlord may, at its option, terminate this lease and the term and estate hereby granted by notifying Tenant, in writing, of such termination within thirty (30) days after the date of such damage, in which case this Lease and the term and estate hereby granted shall expire as of the date specified in such notice (which date shall not be less than thirty (30) days after the giving of such notice), as fully and completely as if such date were the date hereinbefore set for the expiration of the term of this Lease, and the rent and all other sums payable by Tenant under this lease shall be apportioned to the date of such termination.

Nothing herein contained shall relieve Tenant from any liability to Landlord or to its insurer in connection with any damage to the Leased Premises or to the property by fire or other casualty if Tenant shall be legally liable in such respect. Anything contained herein to the contrary notwithstanding, it is specifically understood and agreed that Landlord’s obligation to repair and rebuild pursuant to the foregoing shall be limited to a basic building. Except as herein provided, there shall be no obligation to repair or rebuild in the case of fire or other casualty. The provisions of this paragraph shall be considered an express agreement governing any case of damage or destruction of the Leased Premises by fire or other casualty.

Notwithstanding anything to the contrary set forth in this Section In the event (i) of a sale, transfer for value by the Landlord herein, or it successors or assigns, of its interest in the Building and/or Property as described herein; or (ii) the Landlord herein, or its successors or assigns, intend to demolish the Building (the Building shall be deemed demolished for the purpose of this paragraph even though all or part of the foundation, or all or part of the steel structure, roof and exterior walls of the building shall remain), or decide to make a substantial alteration to the Building, or to the Premises; or (iii) the Landlord herein or its successors or assigns enters into a lease (a) covering the entire Premises under the Lease or, (b) the entire Building (including or excluding the land thereunder); or (iv) the Landlord or its successors or assigns shall sell or transfer the Building of which the Premises form a part then in any of the aforesaid events, (i) through (iv), the Landlord herein, its successors or assigns shall have the option to cancel this Lease and the term hereof by Notice to the Tenant at least one hundred eighty (180) days prior to the effective date of such cancellation (“Cancellation Date”) and this Lease and the term hereof shall end and expire on the Cancellation Date set forth in such notice as if such date were the date originally set forth herein for the end or expiration of this Lease and the term hereunder.

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21. EMINENT DOMAIN.

If any and all of the Leased Premises, in its entirety, is acquired by or under the threat of eminent domain for any public of quasi public use or purpose, then this Lease will terminate as of the earlier of the date of possession of said premises by the condemning authority or the date of the transfer of title. If ten percent or more of the Leased Premises shall be acquired by or under the threat of eminent domain, then Landlord or Tenant may terminate this Lease by giving the other party sixty days notice from the date of transfer of title. Under no circumstances shall there be any abatement of rent, if parts of the Leased Premises are acquired by or under the threat of eminent domain. If the Leased Premises or any part thereof is acquired, Landlord reserves unto itself, and Tenant hereby assigns to Landlord, all rights to damages or compensation occurring on account of any such taking or condemnation, including damages to Tenant’s business. Tenant shall execute such instruments, including subordinations, as may be required by Landlord or to undertake such other steps as may be requested to join with Landlord in any petition for the recovery of damages and to turn over to Landlord any such damages that may be received in any such proceeding. If Tenant fails to execute such document as requested, as herein stated then, and in such event, Landlord shall be deemed the duly authorized irrevocable agent and attorney-in-fact of Tenant to execute such instruments and undertake such steps as herein stated in and on behalf of Tenant.

22. DEFAULT OF THE TENANT.

(1) If tenant shall default in the payment of any rent or other payments required of Tenant, or any part thereof, and if such default shall continue for three (3) days after the payment shall be due, or (2) if Tenant shall default in the performance or observance of any other agreement or condition on its part to be performed or observed, and if Tenant shall fail to cure said default within ten (10) days after notice of said default from Landlord, or (3) if any person shall levy upon, take, or attempt to take this leasehold interest or any part thereof upon execution, attachment or other process of law, or (4) if Tenant shall make default with respect to any other lease between it and Landlord, or (5) if this Lease or any interest therein shall by operation of law devolve upon or pass to any person or persons other than Tenant, or (6) if Tenant shall fail to move into and take possession of the Leased Premises and open for business within thirty (30) days after Landlord’s giving notice to Tenant that the Leased Premises are ready for occupancy by Tenant, or (7) if Tenant shall become bankrupt or insolvent, or file any debtor proceedings, or take or have taken against Tenant in any court, pursuant to any statute, either of the United States or of any state, a petition in bankruptcy or insolvency or for reorganization or for the appointment of a receiver or trustee of all or a portion of Tenant’s property, or if Tenant makes an assignment for the benefit of creditors, or petitions for or enters into an arrangement, or suffer this Lease to be taken under any writ or execution or attachment, then, in any of said cases (notwithstanding any consent to any former breach of agreement or condition or waiver of the benefit hereof or consent in a former instance) Landlord lawfully may immediately, or at any time thereafter, and without any further notice or demand, terminate this Lease and Tenant will forthwith quit and surrender the Leased Premises, but Tenant shall remain liable as hereinafter provided.

If this Lease shall be terminated, as provided in this Paragraph:

A. Right to Re-Enter. The Landlord may immediately, or at any time thereafter, re-enter and resume possession of the Leased Premises and remove all persons and property therefrom either by summary dispossess proceedings or by a suitable action or proceeding at law or in equity, or by force or otherwise, without being liable for any damages therefor. No re-entry by the Landlord shall be deemed an acceptance of a surrender of this Lease.

B. Right to Re-let. The Landlord may relet the whole or any part of the Leased Premises for a period equal to, or greater or less than, the remainder of the then term of this Lease, at such rental and upon such terms and conditions as the Landlord shall deem reasonable, to any Tenant or Tenants which it may deem suitable and satisfactory and for any use and purpose which it may deem appropriate. In no event shall the Landlord be liable in any respect for failure to collect the rent thereunder. Any sums received by the Landlord on a reletting in excess of the rent reserved in this Lease shall belong to the Landlord.

C. Additional Remedies. If this Lease shall be terminated as provided in this paragraph, or by summary proceedings or otherwise, and whether or not the Leased Premises shall be relet, upon Tenant’s default and the termination of this Lease as aforesaid, all Base Rent, all Additional Rent and any other charges and assessments against Tenant due or to become due under this Lease as if the same had not been terminated, shall immediately become due and payable. It is expressly agreed that the forbearance on the part of the Landlord in the institution of any suit or entry of judgment for any part of the rent herein reserved to the Landlord shall in no way serve as a defense against nor prejudice a subsequent action for such rent. In addition to the monies due set forth above Landlord shall also be entitled to recover from the Tenant, and the Tenant shall pay to the Landlord i) an amount equal to all expenses, including reasonable attorney’s fees (including appeals) incurred by the Landlord in recovering possession of the Leased Premises, and ii) all reasonable costs and charges for the care of the Leased Premises while vacant, and iii) an amount equal to all expenses incurred by the Landlord in connection with the reletting of the Leased Premises or any part thereof, including broker’s commissions, advertising expenses, and the cost of repairing, renovating or remodeling the Leased Premises, which amounts shall be due and payable by the Tenant to the Landlord at such times as the expenses, costs and charges shall have been incurred.

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D. The Landlord, at its election, which shall be exercised by the service of a written notice on the Tenant, may collect from the Tenant and Tenant shall pay, in lieu of the sum becoming due after the service of such notice under the provisions of subparagraph 2 or subparagraph C, an amount equal to the difference between the minimum rent, additional rent, and other charges required to be paid by the Tenant under this Lease (from the date of the service of such notice to and including the date of the expiration of the term of this Lease which has been in force immediately prior to any termination affected under this paragraph), and the then fair and reasonable rental value of the Leased Premises for the same period, discounted to the date of the service of such notice at the rate of six percent (6%) per annum. In determining the rental value of the Leased Premises, the rental realized by any reletting shall be deemed prima facie evidence thereof.

E. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Landlord shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry summary proceedings, and other remedies were not herein provided for. Mention in this Lease of any particular remedy shall not preclude Landlord from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Leased Premises, by reason of the violation by Tenant of any of the covenants and conditions of this Lease, or otherwise.

23. ATTORNEYS’ FEES.

The prevailing party shall be entitled to all costs and expenses, including reasonable attorneys’ fees, court costs, and costs of appeals at trial or appellate levels (whether or not litigation is filed) incurred enforcing the covenants, terms and conditions of this Lease, and the non prevailing party shall pay such sums on demand of prevailing party.

24. LANDLORD’S LIEN.

In addition to any statutory lien for rent in Landlord’s favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Leased Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this paragraph at public or private sale upon five (5) days notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord’s discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto.

25. ACCORD AND SATISFACTION.

No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this Lease provided.

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26. ENTIRE AGREEMENT.

This Lease and the Exhibits (and Rider, if any), attached hereto and forming a part hereof, set forth all the covenants, promises, agreements, conditions and understandings between Landlord and Tenant concerning the Leased Premises and there are no covenants, promises, agreements, conditions or understandings, either oral or written, between them other than as set forth herein. Except as herein or otherwise provided, no subsequent alteration, amendment, change or addition to this Lease shall be binding upon Landlord or Tenant unless reduced in writing and signed by them.

27. FORCE MAJEURE.

In the event either party hereto shall be delayed or hindered in or prevented from the performing of any act required hereunder by reason of strikes, lock-outs, labor troubles, inability to procure materials, failure of power, restrictive governmental laws or regulations, riots, insurrection, war, act of God, or other reason of a like nature not the fault of the party delayed in performing work or doing acts required under the terms of this Lease, then performance of such act shall be excused for the period of the delay and the period for the performance of any such act shall be extended for a period equivalent to the period of such delay. The provisions of this paragraph shall not operate to excuse Tenant from the prompt payment of rent, percentage rent, additional rent or any other payments required herein.

The use and occupation by the Tenant of the Leased Premises shall include the use in common with others entitled thereto of the common areas, employees’ parking areas, service roads, sidewalks and customer car parking areas, hallways, stairwells, elevators, and other facilities as may be designated from time to time by the Landlord, subject, however, to the terms by any terms of this Lease.

28. NOTICES.

Every notice, approval, consent request or other communication authorized, required, given or permitted by this Lease, shall not be effective unless in writing and sent by hand or mail, addressed to the party to whom directed at the address first heretofore stated or at such other address such party may designate by notice so given and shall be deemed given on the date mailed or delivered by hand.

29. INTERPRETATION.

The laws of the State of Florida shall govern the validity, performance and enforcement of this Lease. It is agreed that if any provision of this Lease shall be determined to be void by any court of competent jurisdiction, then such determination shall not affect any other provision of this Lease, all of which other provisions shall remain in full force and effect, and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

30. NO REPRESENTATIONS BY LANDLORD

It is understood and agreed by the parties hereto that this Lease contains all of the covenants, agreements, terms, provisions and conditions relating to the leasing of the Leased Premises, and that the Landlord has not made and is not making, and the Tenant, in executing and delivering this Lease, is not relying upon any warranties, representations, promises, or statements, except to the extent that the same may expressly be set forth in this Lease. Any monies owed to Landlord pursuant to any prior or subsequent lease or loan, if any, for this or any other property or purpose between the parties shall remain due and owing, and the same are hereby designated as “additional rent” hereunder.

31. NO WAIVER.

The failure of the Landlord to insist in any one or more instances upon the strict performance of any one of the covenants, agreements, terms, provisions or conditions of this Lease or to exercise any election herein contained shall not be construed as a waiver or relinquishment for the future of such covenant, agreement, term, provision, condition or election, but the same shall continue and remain in full force and effect. No waiver by the Landlord of any covenant, agreement, term, provision or condition of this Lease shall be deemed to have been made unless expressed in writing and signed by the Landlord. No surrender of the Leased Premises or of any remainder of the term of this Lease shall be valid unless accepted by the Landlord in writing. The receipt and retention by the Landlord of rent or additional rent from anyone other than the Tenant shall not be deemed a waiver of the breach by the Tenant of any covenant, agreement, term, provision or condition herein contained. The receipt and retention by the Landlord of rent or additional rent with knowledge of the breach of any covenant, agreement, term, provision or condition herein contained shall not be deemed a waiver of such breach. The taking of possession of the Leased Premises by the Tenant shall be conclusive evidence as against Tenant that Tenant accepts same “AS IS” and that said Leased Premises were in good and satisfactory condition at the time such possession was so taken and that Landlord has complied in all respects with any requirements set forth in this Lease. If the term “Tenant,” as used herein, refers to more than one person, the Landlord may treat any breach of this Lease by one of such persons as a breach by all.

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32. INTENTIONALLY OMITTED.

33. RELATIONSHIP OF THE PARTIES.

Nothing contained herein in this Lease shall be construed by the parties hereto or by any third party as constituting the parties as principal and agent, partners, or joint venturers, nor shall anything herein render either party (other than a guarantor) liable for the debts and obligations of any other party, it being understood and agreed that the only relationship between Landlord and Tenant is that of Landlord and Tenant.

34. SURRENDER OF LEASED PREMISES.

Tenant covenants and agrees that it will, at the termination of this Lease, in whatever manner such termination may be brought about, promptly surrender and deliver such Leased Premises to Landlord in good condition, ordinary wear and tear expected.

35. HOLDING OVER.

Tenant agrees to provide Landlord prior written notice of its intent to renew its Lease or to vacate the premises, which notice must be delivered by certified mail so as to be received by Landlord no later than the date that is three months prior to the termination date of this Lease. If Tenant vacates the premises without providing proper written notice, Tenant forfeits all security deposits and last month’s rent in addition to any other claims Landlord has against Tenant. If the Tenant shall occupy said Leased Premises, with the consent of the Landlord, after the expiration of this Lease, and rent is accepted from said Tenant, such occupancy and payment shall be construed as an extension of this Lease for the term of one (l) month only from the date of such expiration. In such event, if Tenant desires to terminate said occupancy at the end of any month, the Tenant shall give Landlord at least thirty (30) days written notice. In the event the Tenant fails to give such notice, Tenant shall be obligated to pay rent for an additional calendar month following the month in which Tenant has vacated the Leased Premises.

If such occupancy continues without the consent of the Landlord, Tenant shall pay the Landlord, double the amount of rent specified in this Lease for the time Tenant retains possession of the Leased Premises or any part thereof after termination of the term by lapse of time or otherwise.

36. CONFIDENTIALITY AGREEMENT

Tenant and Guarantor acknowledge and agree that, except as provided in the following sentence, the terms, conditions, provisions, covenants and agreements of this Lease are to remain confidential for Landlord’s benefit, and may not be disclosed by Tenant or Guarantor to anyone, by any manner or means, directly or indirectly, without Landlord’s prior written consent. Notwithstanding the preceding sentence to the contrary, Tenant and/or Guarantor shall have the right to disclose the terms, conditions, provisions, covenants and agreements of this Lease to their respective attorneys, accountants, lenders and any potential assignee of this Lease or subtenant of the Premises. Any violation of this covenant by Tenant or Guarantor shall be deemed a Default under this Lease and subject to remedies as set forth hereunder.

37. QUIET ENJOYMENT.

Upon payment of the Tenant of the rents herein provided, and upon the observance and performance of all the covenants, terms and conditions on Tenant’s part to be observed and performed, Tenant shall peaceably and quietly hold and enjoy the Leased Premises for the term hereby demised without hindrance or interruption by Landlord or any other person or persons lawfully or equitably claiming by through or under the Landlord, subject nevertheless, to the terms and conditions of this lease.

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38. MECHANIC’S LIEN

In the event that a mechanics’ or construction claim of lien is filed against the property or the Leased Premises in connection with any work performed by or on behalf of the Tenant, the Tenant shall satisfy such claim, or shall transfer same to security, within ten (10) days from the date of filing. In the event that the Tenant fails to satisfy or transfer such claim within said ten (10) day period, the Landlord may do so and thereafter charge the Tenant, as additional rent, all costs incurred by the Landlord in connection with satisfaction or transfer of such claim, including attorneys’ fees. Further, the Tenant agrees to indemnify, defend and save the Landlord harmless from and against any damage or loss incurred by the Landlord as a result of any such mechanics’ or construction claim of lien.

39. IMPROVEMENTS TO REMAIN WITH LANDLORD.

Tenant agrees that any interior walls, carpeting or partitions installed by the Tenant shall remain with the Leased Premises upon the expiration of this Lease. However, at Landlord’s sole option, Tenant shall remove same within thirty (30) days of expiration or other termination hereof.

40. EXCULPATION; LIABILITY OF LANDLORD.

Anything contained in this Lease, or at law or in equity to the contrary notwithstanding, Tenant expressly acknowledges and agrees that there shall at no time be or be construed as being any personal liability by or on the part of Landlord under or in respect of this Lease or in any way related hereto or the Leased Premises; it being further acknowledged and agreed that Tenant is accepting this Lease and the estate created hereby upon and subject to the understanding that it shall not enforce or seek to enforce any claim or judgment or any other matter, for money or otherwise, personally or directly against any officer, director, stockholder, partner, principal (disclosed or undisclosed), representative or agent of Landlord, but will look solely to the Landlord’s interest in the real property described in Exhibit “A” for the satisfaction of any and all claims, remedies or judgments (or other judicial process) in favor of Tenant requiring the payment of money by Landlord in the event of any breach by Landlord of any of the terms, covenants or agreements to be performed by Landlord under this Lease or otherwise, subject, however, to the prior rights of any ground or underlying lessors or the holders of the mortgages covering the real property, and no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant’s claims; such exculpation of personal liability as herein set forth to be absolute, unconditional and without exception of any kind.

41. WAIVER.

LANDLORD AND TENANT HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM INVOLVING ANY MATTER WHATSOEVER ARISING OUT OF OR IN CONNECTION WITH (i) THIS LEASE, (ii) THE LEASED PREMISES, (iii) TENANT’S USE OR OCCUPANCY OF THE LEASED PREMISES, OR, (iv) THE RIGHT TO ANY STATUTORY RELIEF OR REMEDY. TENANT FURTHER WAIVES THE RIGHT TO INTERPOSE ANY PERMISSIVE COUNTERCLAIM OF ANY NATURE IN ANY ACTION OR PROCEEDING COMMENCED BY LANDLORD TO OBTAIN POSSESSION OF THE LEASED PREMISES. THE WAIVERS SET FORTH IN THIS SECTION ARE MADE KNOWINGLY, INTENTIONALLY, AND VOLUNTARILY BY TENANT. TENANT FURTHER ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE MAKING OF THIS WAIVER BY INDEPENDENT COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THESE WAIVERS WITH COUNSEL. THIS PROVISION IS A MATERIAL INDUCEMENT TO LANDLORD IN AGREEING TO ENTER INTO THIS LEASE.

42. RADON GAS.

This clause does not represent a part of the agreement between Landlord and Tenant, but is included in this Lease for the sole purpose of complying with Section 404.056 of the Florida Statutes which requires that any rental agreement for any building contain the following notification:

“RADON GAS” - Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of Radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon and Radon testing may be obtained from your County Public Health Unit.

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43. CREDIT CHECK.

Landlord shall have the right to perform credit or other background checks on, and to request current or additional financial information from Tenant at any time and from time to time during the Term. If Landlord requests any financial information from Tenant, then Tenant shall provide the same to Landlord within five days after such request. All such financial information (including, without limitation, current financial statements) shall be in a form acceptable to Landlord and certified by Tenant as true and correct when delivered to Landlord. Landlord shall use reasonable efforts to maintain all financial information provided to it by Tenant in a confidential manner.

*Upon the Commencement Date of this Lease, Tenant’s previous Lease dated August 15th, 2011, shall be terminated. Tenant acknowledges owing a back balance (the “Back Balance”) in the amount of thirty-eight thousand six hundred eighty-two dollars and eighty cents ($38,682.80). Provided Tenant pays rent by the 10th day of each month during the Initial Term of the Lease, and is otherwise not in default, Landlord agrees to waive the Back Balance on account as of the date of this Lease, in its entirety. Notwithstanding the foregoing, Tenant shall be entitled to receive one notice of default, or similar communication during the Initial Term without forfeiture of the release of the Back Balance set forth in the preceding sentence provided that such default is cured within the cure period prescribed in such notice.

IN WITNESS WHEREOF, the parties have caused this instrument to be executed as of the day and year first written above.

WITNESSES:

/s/ Claudia Lupetin	TENANT:
Signature of Witness

Printed Name:	Claudia Lupetin	PIZZA FUSION HOLDINGS INC.

/s/ Randy Romano
Signature of Witness	Signature of Tenant

Printed Name:	By:
Its: President

/s/ Katie Dobrinska	LANDLORD:
Signature of Witness

Printed Name:	Katie Dobrinska	INVESTMENTS LIMITED

/s/	/s/ Dave R. Tisdale
Signature of Witness	Signature by Landlord

Printed Name:	By: Dave R. Tisdale
Its:

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EXHIBIT “A”

BUILDING RULES AND REGULATIONS

1. The sidewalks, entrances, passages, courts, or vestibules shall not be obstructed or encumbered, nor shall they be used for any purpose other than ingress and egress to and from the Leased Premises or property.

2. No awnings or other projections shall be attached to the outside walls of the center. No curtains, blinds, shades, interior window treatments or screens shall be attached to or hung in, or used in connection with, any window or door of the Leased Premises, without the prior written consent of the Landlord. Such awnings, projections, curtains, blinds, shades, interior window treatments screens or other fixtures must be of a quality, type, design and color, and attached in the manner approved by the Landlord.

3. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed on any part of the outside or inside if visible from outside of the Leased Premises or the center without the Landlord’s prior written consent and in accordance with Landlord’s Sign Plan. In the event of the violation of the foregoing, Landlord may remove same without any liability, and may charge the expense incurred by such removal to the Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by the Landlord at the Tenant’s expense and shall be of a size, color and uniform style acceptable to the Landlord. The windows and doors that reflect or admit light into the Leased Premises shall not be covered or obstructed by any Tenant.

4. Landlord reserves the right to amend the hours of permissible access to the building or center upon written notice to Tenant. During hours which the building is not available for access to the Tenant as set forth above, Landlord shall have no obligation to provide building services whatsoever, including but not limited to electrical and HVAC services.

5. The toilets and urinals and other plumbing fixtures in the Leased Premises shall not be used for any purpose other than those for which they were constructed, and no sweepings, rubbish, rags, or other substances shall be thrown into them. All damages resulting from any misuse of the fixtures shall be borne by the Tenant who, or whose servants, employees, agents, visitors or licensees, shall have caused the same. Waste and excessive or unusual use of water shall not be allowed.

6. No Tenant shall mark, paint, drill into, or in any way deface any part of the Leased Premises demised to him or it, or the center of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of the Landlord, and as the Landlord may direct. The expense of any breakage, stoppage or damage resulting from a violation of this Rule shall be borne by the Tenant who has caused such breakage, stoppage or damage.

7. No animals of any kind shall be brought into or kept in or about the Leased Premises or the property without the prior written consent of Landlord which may be withheld for any reason.

8. No Tenant shall make, or permit to be made, any unusual or disturbing noises, or disturb or interfere with occupants of this or neighboring buildings or premises or those having business with them.

9. No Tenant, nor any of the Tenant’s servants, employees, agents, visitors or licensees, shall at any time bring or keep fluid, chemical or substance, or any matter forbidden or regulated by any insurance company at risk with respect to all or any part of the property or building.

10. No additional locks or bolts of any kind shall be placed upon any of the doors or windows, nor shall any changes be made in existing locks or the mechanism thereof, without the express written consent of Landlord. Each Tenant must, upon the termination of his Lease, return to the Landlord all keys and access cards, either furnished by Landlord to, or otherwise procured by such Tenant, and in the event of the loss of any keys so furnished, the Tenant shall pay to the Landlord the cost thereof. Neither Tenants, nor their agents or employees shall have any duplicate keys made.

11. All furniture, building supplies and materials, safes and other heavy property, equipment, machinery and other freight must be moved into and within the building under the Landlord’s supervision and according to such regulations as supplied by Landlord but Landlord will not be responsible for loss of or damage to such freight or other items from any cause.

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12. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord’s opinion, tends to impair the reputation of the property or its desirability as a community office complex, and upon written notice from Landlord, Tenant shall refrain from or discontinue such advertising.

13. The Leased Premises shall not be used for lodging or sleeping or for immoral or illegal purposes.

14. The requirements of Tenant will be attended to only upon written request to the Landlord. Management employees and contractors shall not perform any work or do anything outside of their regular duties, unless under special instructions from the Landlord.

15. Canvassing, soliciting and peddling within the property or surrounding area is prohibited and each Tenant shall cooperate to prevent the same.

16. No part of the property shall be used by any Tenant, or any agent or employee of a Tenant, for any advertising, political campaigning or other similar use, including, without limitation, the dissemination of advertising or campaign leaflets or flyers.

17. The Landlord may waive or modify any one or more of these rules for the benefit of any particular Tenant of the center, but no such waiver by the Landlord of any such rule or rules shall be construed as a waiver or modification of such rule in favor of any other Tenant or Tenants of the center, nor prevent the Landlord from thereafter enforcing any such rule against any or all of the Tenants of the center.

18. Landlord reserves the right to make such other and further rules and regulations as in its judgment may from time to time be necessary for the safety and cleanliness of, and for the preservation of good order in the center.

19. Reference to Landlord herein shall at Landlord’s discretion refer to the then Property Manager, if any.

20.	No materials may be stored or temporarily placed outside the Leased Premises.

Tenant shall have no access to the roof of the Center.

21. Business machines and mechanical equipment used by any Tenant of the Center which cause vibration or noise that may be transmitted to any other portion of the Center, to such a degree to be reasonably objectionable to Landlord or any other Tenant, shall be placed and maintained by such Tenant at its expense in a setting of cork, rubber, or spring-type vibration isolators sufficient to eliminate such vibrations or noise.

22. Dumpster rules & regulations. The dumpster door must remain closed and locked at all times. Trash must be placed only in the dumpster and nowhere else. No trash bags or other trash is to be thrown over the enclosure wall at any time. All boxes must be broken down and placed in dumpster. All packing materials (styrofoam peanuts) must be securely bagged. No furniture, loose files, building materials or bulky items are to be placed in or around dumpster receptacles.

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